                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       March 04, 1997
                                                -----------------------------


                        INTERUNION FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                87-0520294
--------                                                ----------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization


249 Royal Palm Way, Suite 301 H, Palm Beach, Fl           33480
-----------------------------------------------           -----
(Address of principal executive offices)                (Zip Code)


(561) 820-0084
--------------
(Issuer's telephone number)



-------------------------------------------------------------------------------
                (Former name, former address and former fiscal year,
                             if changed since last report)






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                           PART I - FINANCIAL INFORMATION


ITEM 1 - CHANGES IN CONTROL OF REGISTRANT

None to report.


ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

None to report.


ITEM 3 - BANKRUPTCY OR RECEIVERSHIP

None to report.


ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective March 04, 1997, InterUnion Financial Corporation ("InterUnion") has retained Golstein, Golub, Kessler & Company, P.C. ("GGK") of New York as its new certifying accountants. GGK, a member of Nexia International, replaces Mintz & Partners ("MP") of Toronto, also a member of Nexia International. Mintz's report on InterUnion's financial statements during the two most recent fiscal years and all subsequent interim periods preceding the date hereof contained no adverse opinion or a disclaimer of opinions, and was not qualified as uncertainty, audit scope or accounting principles. The decision to change accountants was approved by InterUnion's Board of Directors.

During the last two fiscal years and subsequent interim period to the date hereof, there were no disagreements between InterUnion and Mintz on any matters of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to satisfaction of Mintz, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

None of the "reportable events" described in Item 304(a)(1)(ii) occurred with respect to InterUnion within the last two fiscal years and the subsequent interim period to the date hereof.

Effective March 04, 1997, InterUnion engaged GGK as its principal accountants. During the last two fiscal years and the subsequent interim period to the date hereof, InterUnion did not consult GGK regarding any matter or events set forth in Item 304(a)(2)(I) and (II) of Regulation S-K.


ITEM 5 - OTHER EVENTS

None to report.


ITEM 6 - RESIGNATIONS OF DIRECTORS

None to report.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

Letter from Mintz & Partners.




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ITEM 8 - CHANGE IN FISCAL YEAR

None to report.


                                     SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             InterUnion Financial Corporation
                                        ----------------------------------------
                                                     (Registrant)


Date    March 06, 1997                      /s/ Georges Benarroch, Director
        --------------                  ----------------------------------------
                                                     (Signature)*


Date    March 06, 1997                      /s/ Ann Glover, Director
        --------------                  ----------------------------------------
                                                     (Signature)*




*Print the name and title of each signing officer under his signature.








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                                     MINTZ & PARTNERS
                                   Chartered Accountants
                                   ---------------------
                                          NEXIA
                                      International



March 4, 1997



Office of the Chief Accountant
United States Securities and Exchange Commission
450 Fifth Street, Northwest
Washington, DC 20549


Gentlemen/Mesdames:


RE: INTERUNION FINANCIAL CORPORATION
------------------------------------


We were previously principal accountants and auditors for InterUnion Financial Corporation and, under date of May 10, 1996, we reported on the consolidated financial statements of InterUnion Financial Corporation and the subsidiaries as of and for the years ended March 31, 1996 and 1995.

On March 4, 1997 InterUnion Financial Corporation retained Goldstein Golub Kessler ("GGK"), a member of the Nexia International affiliation (as our firm is) as principal certifying accountants.

We have read InterUnion Financial Corporation's statements included under item 4 of its Form 8-K dated March 4, 1997 and we agree with such statements.


Yours very truly,

/s/ Mintz & Partners
----------------------------
By: Elliott M. Jacobson, C.A.
    Partner





              1446 Don Mills Road, Suite 100, Toronto, Ontario M3B 3N6
                                E-Mail: mintz@mintzca.com
  Tel: (416) 391-2900  Direct Line: (416) 391-3100 Ext. 356  Fax: (416) 391-2748